UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2011

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ABSOLUTE LIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53446	71-1013330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Broadway, 6th Floor

New York, New York 10006

(Address of principal executive offices) (Zip Code)

(212) 201 4070

Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K. In this Form 8-K, references to “we,” “our,” “us,” “Absolute,” “ABS”, the “Company” or the “Registrant” refer to Absolute Life Solutions, Inc., a Nevada corporation.

Item 5.01.

On April 13, 2011, the Company and CS Master Holdings, LLC, a Nevada Limited Liability Company, of which Moshe Oratz, former President and Chief Executive Officer of the Company, is the sole member and manager, executed a Voting Trust Agreement in favor of Daniel Lifschutz for the 35,037,500 shares currently held by CS Master Holdings, LLC.  The terms of such Voting Trust Agreement is for the lesser of 15 years or such time as CS Master Holdings, LLC shall beneficially own less than 10% of the outstanding Common Stock of the Company.

The Voting Trust Agreement does not place any restrictions on the sale, transfer or other disposition of the Stock by CS Master Holdings, LLC.    The Voting Trust Agreement is annexed hereto as Exhibit 10.14.

Based on the 82,873,928 shares outstanding, CS Master Holdings, LLC is the owner of 42.2% of the Common Stock of the Company.  Additionally, Mr. Oratz was originally the owner of 500,000 shares.

Item 8.01 – Other Events

On April 14, 2011 the Company issued a press release announcing the results of their three months and six months ending February 28, 2011.  The press release is furnished as an exhibit and is posted on our website ( www.absolutels.com ).

The information in this Form 8-K under Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “ Exchange Act ”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits:

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.14	Voting Trust Agreement among the Company, CS Master Holdings, LLC and Daniel Lifschutz dated April 13, 2011
99.1	Press Release dated April 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2011

Absolute Life Solutions, Inc. By:/s/ Avrohom Oratz Avrohom Oratz President and Chief Executive Officer